Exhibit 99.1

BOB EVANS TO RESTATE FISCAL THIRD QUARTER RESULTS TO INCLUDE AN ADDITIONAL NON-CASH ASSETS HELD FOR SALE IMPAIRMENT CHARGE RELATED TO MIMI’S CAFÉ

Restatement will not impact non-GAAP earnings or net cash flows

COLUMBUS, Ohio – May 1, 2013 – Bob Evans Farms, Inc. (NASDAQ: BOBE) today announced it identified an error regarding the treatment of intercompany accounts in calculating the net book value of the Mimi’s Café business segment assets held for sale as recorded by the Company in the third quarter of fiscal 2013. The Company said the resulting non-cash assets held for sale impairment charge previously reported as $22.7 million is now revised to $68.4 million. The Company became aware of the error as a result of a review it initiated while preparing closing entries of its accounting for the sale of Mimi’s Café.

The charge will have no impact on non-GAAP earnings and does not affect the ongoing operations of the business. Furthermore, it will not affect previously reported amounts of net cash flows, cash, or cash equivalents. Restated and reported operating income, net income, and fully diluted earnings per share are provided below on both a GAAP and non-GAAP basis. Please refer to the table at the end of this release for a reconciliation of non-GAAP measures to GAAP results.

Note: Amounts are in thousands except per share amounts.

	Three Months Ended		Nine Months Ended
	Restated January 25, 2013	Reported January 25, 2013	Restated January 25, 2013	Reported January 25, 2013
Operating (loss) income	$(47,388)	$(1,646)	$(5,367)	$40,375
Operating income – non-GAAP	24,538	24,538	75,885	75,885
Net (loss) income	$(55,236)	$5,527	$(29,886)	$30,877
Net income – non-GAAP	15,818	15,818	47,323	47,323
Fully diluted earnings per share	$(1.97)	$0.20	$(1.06)	$1.09
Fully diluted earnings per share – non-GAAP	$0.56	$0.56	$1.67	$1.67

The Company expects to file an amendment to its Quarterly Report on Form 10-Q for the three and nine months ended January 25, 2013, on or before May 15, 2013, to reflect the additional non-cash assets held for sale impairment charge. The referenced financial statements should not be relied upon until the Company files its restated financial statements.

The decision to restate the Company’s financial statements for the three and nine months ended January 25, 2013, was approved by the Audit Committee of the Board of Directors, based upon the recommendation of Company management. Management and the Audit Committee have discussed these matters with the Company’s independent registered public accounting firm, Ernst & Young LLP.

About Bob Evans Farms, Inc.

Bob Evans Farms, Inc. owns and operates full-service restaurants under the Bob Evans Restaurants brand name. At the end of the third fiscal quarter (January 25, 2013), Bob Evans Restaurants owned and operated 565 family restaurants in 19 states, primarily in the Midwest, mid-Atlantic and Southeast regions of the United States. Bob Evans Farms, Inc., through its BEF Foods segment, is also a leading producer and distributor of refrigerated side dishes, pork sausage and a variety of complementary convenience food items under the Bob Evans and Owens brand names. Note that effective on February 16, 2013, Mimi’s Café is no longer owned by Bob Evans Farms, Inc. For more information about Bob Evans Farms, Inc., visit www.bobevans.com.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Certain statements in this news release that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events. We discuss these factors and events, along with certain other risks, uncertainties and assumptions, under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 27, 2012, and in our other filings with the Securities and Exchange Commission. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. Predicting or identifying all such risk factors is impossible. Consequently, investors should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date of the statement to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the Company are qualified by the cautionary statements in this section.

Contact:

Scott C. Taggart

Vice President of Investor Relations

(614) 492-4954

Set forth below is the Company’s restatement of certain of its GAAP and non-GAAP financial measures included in its third quarter earnings release:

Note: Amounts are in thousands except per share amounts.

	Three Months Ended		Nine Months Ended
	Jan 25, 2013	Jan 27, 2012	Jan 25, 2013	Jan 27, 2012
Operating income as restated
Bob Evans Restaurants	$17,638	$19,889	$55,449	$63,865
Mimi’s Café	88,615	3,222	80,259	(1,544)
BEF Foods	(153,641)	7,147	(141,075)	16,762

Total operating (loss) income	(47,388)	30,258	(5,367)	79,083
Adjustments
Bob Evans Restaurants
Impairment	2,371	—	3,598	2,806
Severance/Restructuring	253	—	1,050	—
(Gain) loss on sale of assets	(211)	—	(408)	(407)
Extinguishment of interco debt	(527)	—	(527)	—

Total Bob Evans Restaurants	1,886	—	3,713	2,399
Adjustments
Mimi’s Café
Impairment (1)	70,576	—	70,576	—
Severance/Restructuring	1,121	—	1,740	287
Occupancy costs	334	—	1,875	—
Extinguishment of interco debt	(156,418)	—	(156,418)	—
Depreciation and amortization	(3,924)	—	(3,924)	—

Total Mimi’s Café Adjustments	(88,311)	—	(86,151)	287
BEF Foods
Impairment	—	—	—	87
Severance/Restructuring	1,239	—	5,184	—
Merger and acquisition costs	167	—	1,566	—
(Gain) loss on sale of assets	—	—	(5)	(689)
Extinguishment of interco debt	156,945	—	156,945	—

Total BEF Foods Adjustments	158,351	—	163,690	(602)
Total adjustments
Impairment	72,947	—	74,174	2,893
Severance/Restructuring	2,613	—	7,974	287
Merger and acquisition costs	167	—	1,566	—
(Gain) loss on sale of assets	(211)	—	(413)	(1,096)
Occupancy costs	334	—	1,875	—
Depreciation and amortization	(3,924)	—	(3,924)	—

	71,926	—	81,252	2,084
Adjusted operating income
Bob Evans Restaurants	19,524	19,889	59,162	66,264
Mimi’s Café	304	3,222	(5,892)	(1,257)
BEF Foods	4,710	7,147	22,615	16,160

Total adjusted operating income	$24,538	$30,258	$75,885	$81,167

(1)	Includes assets held for sale impairment of $68.4 million.

	Consolidated Three Months Ended				Bob Evans Restaurants Three Months Ended
	Jan 25, 2013	% of Sales	Jan 27, 2012	% of Sales	Jan 25, 2013	% of Sales	Jan 27, 2012	% of Sales
Operating (loss) income as restated
Net sales	$434,440		$428,339		$245,494		$242,360
Cost of sales	134,771	31.0%	137,657	32.1%	59,561	24.3%	58,377	24.1%
Operating wages	137,327	31.6%	133,575	31.2%	92,115	37.5%	92,365	38.1%
Other operating	72,070	16.6%	69,906	16.3%	43,476	17.7%	44,604	18.4%
SG&A	50,407	11.6%	36,634	8.6%	19,271	7.8%	15,017	6.2%
Deprec and amort	18,844	4.3%	20,309	4.7%	13,433	5.5%	12,108	5.0%
Assets held for sale impairment	68,409	15.7%	—		—		—

Total as restated	(47,388)	-10.9%	30,258	7.1%	17,638	7.2%	19,889	8.2%
Adjustments
Other operating	(334)		—		—		—
SG&A	(7,107)		—		(1,886)		—
Deprec and amort	3,924		—		—		—
Assets held for sale impairment	(68,409)		—		—		—

Total adjustments	71,926		—		1,886		—
Adjusted operating income
Net sales	434,440		428,339		245,494		242,360
Cost of sales	134,771	31.0%	137,657	32.1%	59,561	24.3%	58,377	24.1%
Operating wages	137,327	31.6%	133,575	31.2%	92,115	37.5%	92,365	38.1%
Other operating	71,736	16.5%	69,906	16.3%	43,476	17.7%	44,604	18.4%
SG&A	43,300	10.0%	36,634	8.6%	17,385	7.1%	15,017	6.2%
Deprec and amort	22,768	5.2%	20,309	4.7%	13,433	5.5%	12,108	5.0%

Total adjusted operating income	24,538	5.6%	30,258	7.1%	19,524	8.0%	19,889	8.2%
Net interest expense as reported	7,451		1,879
Adjustments	(6,150)		—

Adjusted net interest expense	1,301		1,879
(Loss) income before income taxes as restated	(54,839)		28,379
Adjustments	78,076		—

Adjusted income before income taxes	23,238		28,379
Provision for income taxes as restated	397		8,124
Income tax effect of adjustment	7,022		—

Adjusted provision for income taxes	7,419		8,124
Net (loss) income as restated	(55,236)		20,255
Adjustments to net (loss) income	71,054		—

Adjusted net income	15,818		20,255
Earnings per share
Basic as restated	$(1.97)		$0.69
Adjustments	$2.54		$0.00

Adjusted basic	$0.57		$0.69
Diluted as restated	$(1.97)		$0.69
Adjustments	$2.53		$0.00

Adjusted diluted	$0.56		$0.69
Average shares outstanding Basic	27,994		29,319
Average shares outstanding Diluted	28,136		29,415

	Mimi’s Café Three Months Ended				BEF Foods Three Months Ended
	Jan 25, 2013	% of Sales	Jan 27, 2012	% of Sales	Jan 25, 2013	% of Sales	Jan 27, 2012	% of Sales
Operating income (loss) as restated
Net sales	$91,119		$94,948		$97,827		$91,031
Cost of sales	23,422	25.7%	25,829	27.2%	51,788	52.9%	53,450	58.7%
Operating wages	34,382	37.7%	34,073	35.9%	10,830	11.1%	7,137	7.8%
Other operating	20,854	22.9%	20,099	21.2%	7,740	7.9%	5,203	5.7%
SG&A	(146,438)	-160.7%	5,849	6.2%	177,575	181.5%	15,768	17.3%
Deprec and amort	1,875	2.1%	5,876	6.2%	3,536	3.6%	2,324	2.6%
Assets held for sale impairment	68,409	75.1%	—		—		—

Total as restated	88,615	97.3%	3,222	3.4%	(153,641)	-157.1%	7,147	7.9%
Adjustments
Other operating	(334)		—		—		—
SG&A	153,130		—		(158,351)		—
Deprec and amort	3,924		—		—		—
Assets held for sale impairment	(68,409)		—		—		—

Total adjustments	(88,311)		—		158,351		—
Adjusted operating income
Net sales	91,119		94,948		97,827		91,031
Cost of sales	23,422	25.7%	25,829	27.2%	51,788	52.9%	53,450	58.7%
Operating wages	34,382	37.7%	34,073	35.9%	10,830	11.1%	7,137	7.8%
Other operating	20,521	22.5%	20,099	21.2%	7,740	7.9%	5,203	5.7%
SG&A	6,693	7.3%	5,849	6.2%	19,224	19.7%	15,768	17.3%
Deprec and amort	5,798	6.4%	5,876	6.2%	3,536	3.6%	2,324	2.6%

Total adjusted operating income	304	0.3%	3,222	3.4%	4,710	4.8%	7,147	7.9%

	Consolidated Nine Months Ended				Bob Evans Restaurants Nine Months Ended
	Jan 25, 2013	% of Sales	Jan 27, 2012	% of Sales	Jan 25, 2013	% of Sales	Jan 27, 2012	% of Sales
Operating (loss) income as restated
Net sales	$1,255,032		$1,240,885		$739,762		$728,949
Cost of sales	374,847	29.9%	384,586	31.0%	177,662	24.0%	173,079	23.7%
Operating wages	403,646	32.2%	399,422	32.2%	277,573	37.5%	277,386	38.1%
Other operating	217,288	17.3%	206,342	16.6%	133,787	18.1%	130,520	17.9%
SG&A	134,382	10.7%	110,525	8.9%	55,964	7.6%	47,685	6.5%
Deprec and amort	61,827	4.9%	60,927	4.9%	39,327	5.3%	36,415	5.0%
Assets held for sale impairment	68,409	5.5%	—		—		—

Total as restated	(5,367)	-0.4%	79,083	6.4%	55,449	7.5%	63,865	8.8%
Adjustments
Other operating	(1,875)		—		—		—
SG&A	(14,892)		(2,084)		(3,713)		(2,399)
Deprec and amort	3,924		—		—		—
Assets held for sale impairment	(68,409)		—		—		—

Total adjustments	81,252		2,084		3,713		2,399
Adjusted operating income
Net sales	1,255,032		1,240,885		739,762		728,949
Cost of sales	374,847	29.9%	384,586	31.0%	177,662	24.0%	173,079	23.7%
Operating wages	403,646	32.2%	399,422	32.2%	277,573	37.5%	277,386	38.1%
Other operating	215,413	17.2%	206,342	16.6%	133,787	18.1%	130,520	17.9%
SG&A	119,490	9.5%	108,441	8.7%	52,251	7.1%	45,286	6.2%
Deprec and amort	65,750	5.2%	60,927	4.9%	39,327	5.3%	36,415	5.0%

Total adjusted operating income	75,885	6.0%	81,167	6.5%	59,162	8.0%	66,264	9.1%
Net interest expense as reported	10,980		5,975
Adjustments	(6,150)		—

Adjusted net interest expense	4,830		5,975
(Loss) income before income taxes as restated	(16,347)		73,108
Adjustments	87,402		2,084

Adjusted income before income taxes	71,055		75,192
Provision for income taxes as restated	13,539		22,294
Income tax effect of adjustment	10,192		711

Adjusted provision for income taxes	23,732		23,005
Net (loss) income as restated	(29,886)		50,814
Adjustments to net (loss) income	77,209		1,373

Adjusted net income	47,323		52,187
Earnings per share
Basic as restated	$(1.06)		$1.70
Adjustments	$2.74		$0.05

Adjusted basic	$1.68		$1.74
Diluted as restated	$(1.06)		$1.69
Adjustments	$2.72		$0.05

Adjusted diluted	$1.67		$1.74
Average shares outstanding Basic	28,203		29,909
Average shares outstanding Diluted	28,345		29,999

	Mimi’s Café Nine Months Ended				BEF Foods Nine Months Ended
	Jan 25, 2013	% of Sales	Jan 27, 2012	% of Sales	Jan 25, 2013	% of Sales	Jan 27, 2012	% of Sales
Operating income (loss) as restated
Net sales	$258,715		$270,385		$256,555		$241,551
Cost of sales	67,680	26.2%	72,781	26.9%	129,506	50.5%	138,726	57.4%
Operating wages	98,621	38.1%	100,401	37.1%	27,452	10.7%	21,635	9.0%
Other operating	63,033	24.4%	61,865	22.9%	20,467	8.0%	13,957	5.8%
SG&A	(132,632)	-51.3%	19,220	7.1%	211,050	82.3%	43,620	18.1%
Deprec and amort	13,344	5.2%	17,661	6.5%	9,155	3.6%	6,851	2.8%
Assets held for sale impairment	68,409	26.4%	—		—		—

Total as restated	80,259	31.0%	(1,544)	-0.6%	(141,075)	-55.0%	16,762	6.9%
Adjustments
Other operating	(1,875)		—		—		—
SG&A	152,511		(287)		(163,690)		602
Deprec and amort	3,924		—		—		—
Assets held for sale impairment	(68,409)		—		—		—

Total adjustments	(86,151)		287		163,690		(602)
Adjusted operating income
Net sales	258,715		270,385		256,555		241,551
Cost of sales	67,680	26.2%	72,781	26.9%	129,506	50.5%	138,726	57.4%
Operating wages	98,621	38.1%	100,401	37.1%	27,452	10.7%	21,635	9.0%
Other operating	61,159	23.6%	61,865	22.9%	20,467	8.0%	13,957	5.8%
SG&A	19,879	7.7%	18,933	7.0%	47,360	18.5%	44,222	18.3%
Deprec and amort	17,268	6.7%	17,661	6.5%	9,155	3.6%	6,851	2.8%

Total adjusted operating (loss) income	(5,892)	-2.3%	(1,257)	-0.5%	22,615	8.8%	16,160	6.7%